Exhibit 6.165.1

DocuSign Envelope ID: D82D058C-CBA3-433B-8814-849C2128BB4F

General Addendum

Form Serial Number: [redacted]

Regarding the Contract/Agreement(Form Serial Number ____), dated (month) June (day) 9, (year) 2022, between Buyer/Lessee, Arrived Holdings Inc, and Seller/Lessor, [redacted], covering the real property known as [redacted] (the "Property"), the undersigned Buyer/Lesee and Seller/Lessor, in consideration for the covenants, agreements and promises made below and other good and valuable consideration, receipt and sufficiency being acknowledged, agree as follows:

1. Arrived holdings Inc assigns the purchase agreement to Arrived AR Creekside, LLC

2. Seller agrees to give $600 credit at closing.

[redacted]

Electro

General Addendum

This General Addendum, upon its execution by both parties, incorporates by reference all provisions of the above-referenced Contract/Agreement not expressly modified herein. This General Addendum may be executed in multiple counterparts each of which shall be regarded as an original hereof but all of which together shall constitute one in the same. Electronic signatures shall be deemed original signatures and shall be binding upon the parties.

EXPIRATION: This General Addendum shall not be effective unless signed by Buyer/Lessee and Seller/Lessor on or before (month) June (day) 22, (year) 2022, at 5:00 ☐ (a.m.) ☒ (p.m.).

THIS IS A LEGALLY BINDING AGREEMENT WHEN SIGNED BY THE PARTIES BELOW. READ IT CAREFULLY. YOU MAY EMPLOY AN ATTORNEY TO DRAFT THIS FORM FOR YOU. IF YOU DO NOT UNDERSTAND THE EFFECT OF ANY PART, CONSULT YOUR ATTORNEY BEFORE SIGNING. REAL ESTATE AGENTS CANNOT GIVE YOU LEGAL ADVICE. THE PARTIES SIGNED BELOW WAIVE THEIR RIGHT TO HAVE AN ATTORNEY DRAFT THIS FORM AND HAVE AUTHORIZED THE REAL ESTATE AGENT(S) TO FILL IN THE BLANKS ON THIS FORM.

FORM SERIAL NUMBER: [redacted]

REAL ESTATE LICENSEES ARE REGULATED BY THE ARKANSAS REAL E [redacted] SEE HAS NOT PROPERLY REPRESENTED YOU, YOU MAY FILE A COMPLAINT AT AREC.ARKANSAS.GOV.

The above General Addendum is executed on (month) June **(day)** 21**, (year)** 2022**, at** 5:00 PM ☐ **(a.m.)** ☐ **(p.m.).**

[redacted]
Selling Firm

DocuSigned by:

Signature: [redacted]

Printed Name: [redacted]
Principal or Executive Broker

Signature: ______

Printed Name: ______
Selling Agent

Signature: [redacted]

[redacted]

Buyer/Lessee

The above General Addendum is executed on (month) ______ (day) ______, (year) ______, at ______ ☐ (a.m.) ☐ (p.m.).

______
Listing Firm

06/03/2022 8:50 PM CDT

Signature: ______

Printed Name: ______
Principal or Executive Broker

Signature: ______

Printed Name: ______
Listing Agent

Signature: ______

Printed Name: ______
Seller/Lessor

Signature: ______

Printed Name: ______
Seller/Lessor

[redacted]